Exhibit 99.1

ANNUAL REPORT OF FINANCIAL CONDITION AS OF DECEMBER 31, 2011 BOSTON PRIVATE BANK & TRUST COMPANY New England Southern California San Francisco Bay Area Pacific Northwest

Dear Friend, Boston Private Bank & Trust Company achieved a significant milestone during 2011 with the integration of our three affiliate banks into one unified bank charter. As a result of this integration, we are now operating as Boston Private Bank & Trust Company in New England, the Pacific Northwest and Southern California, and as Borel Private Bank & Trust Company, a division of Boston Private Bank & Trust Company, in the San Francisco Bay Area. We are a larger, financially stronger bank with consolidated total assets of $5.8 billion, more than $500 million of capital strength, and nearly $3.6 billion of client assets under management. As we close the books on 2011, we are pleased to report that our financial performance exceeded our targets for the year. Net income ended 2011 at $40 million for the year, and total loans were up 4% compared to the same time last year. We attribute our success in 2011 to our continued improvements in credit quality and our overall risk profile, enabling us to generate organic business growth, even as we dealt with the added complexity and workload of the consolidation. Although we continue to operate in an uncertain economic environment, I’m confident in our ability to manage effectively through those challenges as we complete our integration. My confidence stems not only from the steady growth we have achieved despite the economic tribulations of recent years, but also from a number of 2011 accomplishments (see highlights, right). Not the least of those was our “Outstanding” Community Reinvestment Act (CRA) rating from the Massachusetts Division of Banks and the FDIC. We are committed to the communities we serve. We are an active provider of financing for affordable housing, first-time homebuyers, economic development, social services, community revitalization and small business. Meanwhile, during 2011, our parent company, Boston Private Financial Holdings, Inc. (BPFH), delivered three consecutive quarters of profitability, with growth in its private banking and wealth management subsidiaries. BPFH improved its balance sheet and achieved a stable and balanced revenue stream and strong capital ratios. For Boston Private Bank & Trust, perhaps our most valued accomplishments of 2011 are the personal relationships we continued to cultivate during a period of significant change and growth. We thank you for your unwavering loyalty to Boston Private Bank & Trust, for the continuing opportunity to serve you, and for your suggestions as to how we might improve. As your trusted partner, we pledge a commitment to providing you with exceptional service and customized advice to address the unique financial needs of you, your family and your business. “Our most valued accomplishments of 2011 are the personal relationships we continued to cultivate during a period of significant change and growth.” Sincerely, Mark D. Thompson CEO & President

2011 HIGHLIGHTS

- On May 27, 2011, Boston Private Bank & Trust Company became a larger, financially stronger bank with the integration of our three affiliate banks into one unified bank charter, headquartered in Massachusetts.
- We opened two new Massachusetts offices in Brookline and in Boston's Prudential Center. We began work on three major expansions/location changes for Palo Alto, California (San Francisco Bay); Two Union Square (Pacific Northwest); and Kendall Square (New England).
- We improved our credit quality as evidenced by a 35% reduction in non-performing loans and a 21% reduction in criticized loans.
- We added to our robust suite of private banking and wealth management services, delivering the full benefits of our services including deposit and cash management, residential mortgage, commercial lending and investment management and trust services from coast to coast. We hired several key senior investment professionals to support an expanded platform of investment management, wealth advisory and trust services.
- We achieved our 11th consecutive "Outstanding" Community Reinvestment Act (CRA) rating from the Massachusetts Division of Banks and the FDIC, acknowledging our excellent record of investing in the communities we serve.
- We enhanced our online capabilities with a new website with improved navigational tools, better functionality, and access to resources including various thought leadership pieces authored by our industry professionals. We introduced a new online banking system with increased functionality for our personal and business clients.

POLICY GROUP



Front row, left to right: John J. Sullivan, Pilar Pueyo, Mark D. Thompson, James D. Henderson, Anne L. Randall, George G. Schwartz
Middle row, left to right: V. Charles Jackson, Martin A. Steele, James C. Garvey
Back row, left to right: Gary L. Garber, James C. Brown, W. Timothy MacDonald, Robert C. Buffum, Jr.

ANNUAL REPORT OF FINANCIAL CONDITION

Boston Private Bank & Trust Company
CONDENSED BALANCE SHEETS

(Unaudited)	December 31,	
($ In Thousands)	2011	2010*
Assets		
Cash and Cash Equivalents	$188,102	$465,525
Investment Securities	843,957	795,399
Loans Held for Sale	12,069	9,145
Commercial and Construction Loans	2,510,031	2,507,115
Residential Loans	1,823,403	1,673,934
Home Equity and Consumer Loans	315,325	297,379
Total Loans	4,648,759	4,478,428
Less: Allowance for Loan Losses	96,114	98,403
Net Loans	4,552,645	4,380,025
Other Assets	246,316	283,507
Total Assets	**$5,843,089**	**$5,933,601**
Liabilities & Stockholder's Equity		
Demand Deposits	$1,120,412	$971,915
NOW Accounts	467,536	444,204
Savings & Money Market	2,129,842	2,072,491
Certificates of Deposit	921,379	1,095,802
Total Deposits	4,639,169	4,584,412
Borrowings	652,618	834,280
Other Liabilities	46,441	46,069
Total Liabilities	5,338,228	5,464,761
Stockholder's Equity	504,861	468,840
Total Liabilities & Stockholder's Equity	**$5,843,089**	**$5,933,601**

Boston Private Bank & Trust Company
CONDENSED STATEMENTS OF INCOME/(LOSS)

(Unaudited)	Year Ended December 31,*	
($ In Thousands)	2011	2010
Interest Income	$229,630	$249,788
Interest Expense	43,624	59,684
Net Interest Income	186,006	190,104
Provision for Loan Losses	13,160	87,178
Net Interest Income after Provision	172,846	102,926
Investment Management Fees	23,553	23,205
Banking Fees and Other Income	15,185	12,806
Operating Expenses	151,768	149,923
Income/(Loss) Before Income Taxes	59,816	(10,986)
Income Tax Expense/(Benefit)	19,697	(10,219)
Net Income/(Loss)	**$40,119**	**($767)**

Boston Private Bank & Trust Company
SELECTED FINANCIAL DATA

(Unaudited)	At and for the Year Ended December 31,*	
($ In Thousands)	2011	2010
Assets Under Management	$3,571,000	$3,592,000
Return/(Loss) on Average Equity	8.31%	-0.16%
Net Interest Margin	3.38%	3.47%
Allowance for Loan Losses/ Total Loans	2.07%	2.20%
Tier I Leverage Capital Ratio (pro-forma basis for 2010)	8.25%	7.56%

** On May 27, 2011, Charter Private Bank, Borel Private Bank & Trust Company, and First Private Bank & Trust merged into Boston Private Bank & Trust Company. Financial statements and data above is presented on a consolidated basis for all periods presented. Certain 2010 transactions between the banks have been eliminated in consolidation.*

www.bostonprivatebank.com

BOARD OF DIRECTORS

Herbert S. Alexander
Managing Partner
Alexander, Aronson, Finning & Company

John H. Clymer
Senior Counsel
Nixon Peabody LLP

Eugene S. Colangelo
Chairman of the Board
Julio Enterprises
Chairman of the Board
Boston Private Bank & Trust Company

Clayton G. Deutsch
CEO & President
Boston Private Financial Holdings, Inc.

Harold Fick
Private Investor

Kathleen M. Graveline
Private Investor

Charles T. Grigsby
President
Mass. Growth Capital Corp.

Susan P. Haney
Private Investor

V. Charles Jackson
CEO, Southern California
Boston Private Bank & Trust Company

E. Christopher Palmer
President & Managing Shareholder
Palmer and Corbett, PC

W. Thomas Porter
Chairman
Porter Investments

James K. Schmidt
Private Investor

Brian G. Shapiro
Managing Partner
The Shapiro Group

William J. Shea
Executive Chairman
Lucid Inc.
Chairman of the Board
DeMoulas Markets

Mark D. Thompson
CEO & President
Boston Private Bank & Trust Company

POLICY GROUP

Mark D. Thompson
CEO & President

James C. Brown
Executive Vice President
Chief Lending Officer

Robert C. Buffum, Jr.
Senior Vice President
Chief Credit Officer

Gary L. Garber
Senior Vice President
Chief Information Officer

James C. Garvey
CEO, San Francisco Bay Area
Borel Private Bank & Trust Company, A Division of Boston Private Bank & Trust Company

James D. Henderson
Executive Vice President

V. Charles Jackson
CEO, Southern California

W. Timothy MacDonald
Senior Vice President
Chief Risk Officer

Pilar Pueyo
Senior Vice President
Director of Human Resources

Anne L. Randall
Executive Vice President
Chief Financial & Administrative Officer

George G. Schwartz
Executive Vice President
Chief Operating Officer & Treasurer

Martin A. Steele
CEO, Pacific Northwest

John J. Sullivan
Executive Vice President

NEW ENGLAND OFFICES

Boston Office
Ten Post Office Square
Boston, MA 02109
Phone: (617) 912-1900

Back Bay Office
500 Boylston Street
Boston, MA 02116
Phone: (617) 912-4500

Beverly Office
57 Enon Street, Route 1A
Beverly, MA 01915
Phone: (978) 922-8000

Brookline Office
1295A Beacon Street
Brookline, MA 02446
Phone: (617) 739-0002

Hingham Office
7 Central Street
Hingham, MA 02043
Phone: (781) 740-2405

Jamaica Plain Loan Center
401c Centre Street
Jamaica Plain, MA 02130
Phone: (617) 524-6050

Kendall Square Office
One Cambridge Center
Cambridge, MA 02142
Phone: (617) 646-4800

Lexington Office
1666 Massachusetts Avenue
Lexington, MA 02420
Phone: (617) 912-3600

Newton Centre Office
1223 Centre Street
Newton, MA 02459
Phone: (617) 646-4850

Prudential Center Office
800 Boylston Street
Boston, MA 02199
Phone: (617) 912-7300

Seaport Office
157 Seaport Boulevard
Boston, MA 02210
Phone: (617) 646-4880

Wellesley Office
336 Washington Street
Wellesley, MA 02481
Phone: (781) 707-7700

PACIFIC NORTHWEST OFFICES

Bellevue Office
10885 N.E. 4th Street, Suite 100
Bellevue, WA 98004
Phone: (425) 586-5000

Redmond Office
7536 164th Avenue NE
Redmond, WA 98052
Phone: (425) 882-3535

Seattle Office
601 Union Street, Suite 3030
Seattle, WA 98101
Phone: (206) 774-5400

SOUTHERN CALIFORNIA OFFICES

Burbank Office
333 N. Glenoaks Boulevard
Burbank, CA 91502
Phone: (818) 842-9191

Encino Office
16000 Ventura Boulevard
Encino, CA 91436
Phone: (818) 501-1700

Granada Hills Office
10820 Zelzah Avenue
Granada Hills, CA 91344
Phone: (818) 832-3800

Santa Monica Office
520 Broadway
Santa Monica, CA 90401
Phone: (310) 899-2620

Westlake Village Office
2835 Townsgate Road
Westlake Village, CA 91361
Phone: (805) 230-2778

SAN FRANCISCO BAY AREA OFFICES – BOREL PRIVATE BANK & TRUST COMPANY,

A Division of Boston Private Bank & Trust Company

Burlingame Office
1440 Chapin Avenue
Burlingame, CA 94010
Phone: (650) 375-6000

Los Altos Office
345 S. San Antonio Road
Los Altos, CA 94022
Phone: (650) 917-4600

Palo Alto Office
245 Lytton Avenue
Palo Alto, CA 94301
Phone: (650) 463-8700

San Francisco Office
433 California Street
San Francisco, CA 94104
Phone: (415) 402-5900

San Mateo Office
160 Bovet Road
San Mateo, CA 94402
Phone: (650) 378-3700

BOSTON PRIVATE BANK & TRUST COMPANY

Member FDIC

www.bostonprivatebank.com